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                 English translation of
                 ----------------------
              D E E D  O F  M O R T G A G E
              -----------------------------
       (Dutch version executed on August 26, 1993)


Today, the twenty-sixth of August nineteen hundred and
ninety-three, appeared before me, Peter Anton Willem van
Buren, civil law notary in Amsterdam:------------------
1.   Mark Patrick Moran, manager, residing in 1012 NG
     Amsterdam, Nieuwe Nieuwstraat 71, born in Dublin,
     (Ireland), on the sixteenth of April nineteen hun-
     dred and sixty-two, married, acting in this matter
     in his capacity of managing director of CENTOCOR
     B.V., a closed company with limited liability with
     statutory seat in Leiden and offices in 2333 CB
     Leiden, EinsteinWeg 101, and as such representing
     this company, -----------------------------------
     hereinafter to be referred to as: "Centocor"------
2.   Jan Bouwe de Snayer, assistant civil law notary,
     residing at Amsterdam, Van Woustraat 68, born at
     Dirksland on the twenty-first of May nineteen
     hundred and sixty, unmarried, acting in this matter
     as proxy of ELI LILLY NEDERLAND B.V., a closed
     company with limited liability with statutory seat
     in Nieuwegein and offices at 3431 HA Nieuwegein,
     Raadstede 15, and as such representing this com-
     pany, hereinafter referred to as: "Lilly". --------
The appearers, acting in their aforementioned capacities,
declare:------------------------------------------------
Option Agreement.---------------------------------------
- ----------------
On twenty-sixth of August nineteen hundred and ninety-
three Centocor and Lilly concluded an Option Agreement
("the Option Agreement"), pursuant to which among other
things:-------------------------------------------------
a.   Centocor has agreed to grant to Lilly an option to
     purchase the research and manufacturing facilities
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     of Centocor B.V., situated at Einsteinweg 101 in
     Leiden;--------------------------------------------
b.   as security for the due and punctual performance of
     Centocor's obligations under the Option Agreement,
     Centocor and Lilly have agreed that Lilly shall
     acquire a (second) right of mortgage on such
     research and manufacturing facilities.-------------
Grant of mortgage and right of pledge.------------------
- -------------------------------------
Pursuant to the Option Agreement, Centocor grants to Lilly a right of mortgage up to an amount of ten million
Netherlands guilders (NLG 10,000,000), which right of mortgage Lilly accepts, on the leasehold property situ-ated at Einsteinweg 101 in Leiden, registered in the cadaster of the municipality of Leiden under section X number 3879, measuring twelve centiares and number 3880 measuring eighty-nine ares and twenty-five centieares, including all rights of Centocor with respect to the buildings on the land, comprising a research and manu-facturing facility, locally known as Einsteinweg 101 in Leiden. Such leasehold property was acquired by Centocor
(at the time of acquisition named: Centocor Europe B.V.)
by deed of establishment of a leasehold property right dated the ninth of August nineteen hundred and eighty-five, and registered at the Governmental offices of the Land Register and Public Register in The Hague on the twelfth of August nineteen hundred and eighty-five in section 7194, number 67. --------------------------------
The leasehold property mentioned in the preceding sen-tence is not encumbered with any mortgage other than a mortgage in favour of ABN AMRO Bank N.V. up to an amount of seventeen million five hundred thousand Netherlands guilders (NLG 17,500,000).------------------------------
Centocor herewith establishes on behalf of Lilly a right of pledge on all assets which are destined to serve durably the leasehold property and all machinery or tools destined to be used in carrying out the production of CentoRx by Centocor in the leasehold property, as

                          -2-
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referred to in article 2:254 of the Netherlands Civil
Code, which right of pledge Lilly accepts.---------------
Purpose of mortgage and pledge.--------------------------
- ------------------------------
The right of mortgage and right of pledge are a security
for the due and punctual performance by Centocor of its
obligations pursuant to the Option Agreement.------------
Terms and conditions.------------------------------------
- --------------------
The mortgage mentioned above is granted subject to the following terms and conditions:-------------------------
1. Without the express written consent of Lilly, Centocor may not encumber the leasehold property with a further mortgage.---------------------------
2. If Centocor seriously fails in performing its obligations to Lilly, Lilly shall be entitled to take over the administration of the leasehold property with the authorization of the President of the District Court of The Hague. Lilly shall be entitled to take possession of the property if necessary or urgently desirable for purposes of execution (foreclosure) of the rights of mortgage.-
3.   Centocor hereby waives its rights, mentioned in
     article 3:266 of the Netherlands Civil Code.-------
4. Without the express written consent of Lilly the leasehold property may not be let and no advance payments or rent installments may be contracted or accepted, and the right to rents may not be aliena-ted, pledged or encumbered otherwise.--------------
5. Without the express consent of Lilly the furnis-hing, appearance and use of the leasehold property may not be changed;--------------------------------
6. The cost of this mortgage deed shall be for the account of Centocor.-------------------------------
7. For the implementation of this deed parties hereto chose as their domicile the office of the civil law notary executing this deed.------------------------
The proxy of Lilly to the appearer mentioned sub 2 of the head of this deed is evidenced by a non notarial

                          -3-
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instrument which is attached to this deed.---------------
The existence of such proxy is evidenced sufficiently to me, notary.----------------------------------------------
This deed is executed in Amsterdam at the time shown at the head hereof.-----------------------------------------
After the substance of this deed has been stated to the appearers, they unanimously declared to have noted the contents thereof and not to insist on it being read out in full. Immediately after those parts of the deed that the law requires to be read out have been read out, this deed is signed by the appearers, who are known to me, notary, and by me, notary, at seventeen hundred hours, fifteen minutes.-----------------------------------------

 /s/ M.P. Moran                    /s/ J.B. de Snayer
- -------------------               ------------------------

                                  ISSUED FOR TRUE COPY:
                                  ---------------------
                                   /s/ P.A.W. van Buren
                                  ---------------------

The undersigned, Peter Anton Willem Van Buren, civil law notary in Amsterdam, herewith on behalf of the Mortgagee in the above mentioned deed declares to issue the state-ments on behalf of a mortgage by a civil law notary referred to in a notarial deed, deposited at the clerk's office of the district Court in the Hague on December
20, 1991, number 175/1991.
Amsterdam, September 10, 1993.

/s/ P.A.W. van Buren
- --------------------

This document is a fair and accurate English translation of a Deed of Mortgage which was written and executed in Dutch.

                         Centocor, Inc.

                         By: /s/ George D. Hobbs
                            ---------------------
                            George D. Hobbs
                            Vice President, Secretary
                              and Corporate Counsel

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